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                                                                   EXHIBIT 10.47
                                  AMENDMENT TO
                             GAS EXCHANGE AGREEMENT
                                     Between
                            CONSUMERS ENERGY COMPANY
                                       And
                MIDLAND COGENERATION VENTURE LIMITED PARTNERSHIP
                                 (Firm Service)

THIS AMENDMENT TO GAS EXCHANGE AGREEMENT entered into this 28 day of March 2002, by Consumers Energy Company (Consumers Energy) and Midland Cogeneration Venture Limited Partnership (MCV)

                                   WITNESSETH

                  WHEREAS, Consumers Energy and MCV entered into a certain Gas Exchange Agreement for Firm Service dated March 2, 1988; and

                  WHEREAS, Michigan Gas Storage Company (MGSCo) and MCV entered into a Service Agreement under Rate Schedule F (firm) dated March 2, 1988; and

                  WHEREAS, Consumers Energy and MGSCo are operated as an integrated system; and

                  WHEREAS, Consumers Energy's rates are regulated by the Michigan Public Service Commission (Commission or MPSC) and MGSCo's rates are regulated by the Federal Regulatory Energy Commission (FERC); and

                  WHEREAS, Consumers Energy and MGSCo petitioned the MPSC to assert jurisdiction over the rates and tariffs of MGSCo through a consolidation of the two companies; and

                  WHEREAS, the MPSC did assert such jurisdiction in Case No. U-13052 by order dated August 16, 2001; and

                  WHEREAS, the FERC has recognized the jurisdictional rights of the MPSC by order dated February 28, 2002 and will relinquish its jurisdiction over MGSCo upon issuance of a rate order in MPSC Case U-13000; and

                  WHEREAS, upon such jurisdictional transfer, Consumers Energy and MCV wish to transfer the cost of transportation currently charged under the MGSCo Service Agreement from MGSCo to Consumers Energy; and

                  WHEREAS, the MGSCo Service Agreement will terminate upon cessation of FERC jurisdiction and the dissolution of MGSCo and the existing Gas Exchange Agreement must be amended to reflect this transfer of costs; and


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                  WHEREAS, Consumers Energy offers to provide the services to
MCV under the amended Gas Exchange Agreement which MCV is currently receiving under the MGSCo Service Agreement; and

                  WHEREAS, such transfer of costs from the Service Agreement to the Gas Exchange Agreement will not result in any change in the total cost currently paid by MCV;

                  NOW, THEREFORE, in consideration of the mutual premises contained herein and other good and valuable consideration the Gas Exchange Agreement is amended as follows:

         I. The Gas Exchange Agreement for Firm Service is amended as follows:

                  1.       ARTICLE IV, RATES is amended as follows;

                           In the first sentence, second line, "$0.111" is changed to,"$0.121076". Following the first sentence, insert the following: "In addition, Shipper will pay Consumers a Commodity Rate of $.0004 per dth multiplied by the quantity of gas in dth which Consumers delivered on behalf of Shipper at the Points of Redelivery during the month."

                  2.       ARTICLE V, FUEL is amended as follows:

                           In the first sentence, first line, "0.2%" is changed to, ".3497%"

                  3. ARTICLE XII, STATEMENTS AND PAYMENTS is amended as follows:

                           The last two lines of Section 1 are changed to read:
                           "Consumers/Panhandle Eastern Pipeline Company (Panhandle) Interconnect, or the Consumers/Great Lakes Gas Transmission Company (Great Lakes) Interconnects, as the case may be".

                  4. EXHIBIT A is amended as set forth in the attached AMENDED EXHIBIT A.

         II. The effective date of this amendment will be the date on which the FERC issues its order acknowledging the jurisdictional claim of the MPSC and relinquishing jurisdiction or the date of the MPSC order approving these amendments, whichever is later.

         III. Consumers Energy assumes responsibility for and agrees to provide the same services under this amended agreement that MCV is currently receiving under the MGSCo Service Agreement.





















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         IV.      Except as modified herein, all other terms of the Gas Exchange
                  Agreement remain unchanged.

                  IN WITNESS WHEREOF, the parties have indicated their agreement by their signatures below.


Consumers Energy Company                Midland Cogeneration Venture Limited
                                        Partnership


By: Michael J. Shore                    By: LeRoy W. Smith
    -------------------------------         --------------------------------

























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                                  A M E N D E D


                                    EXHIBIT A

                            TO GAS EXCHANGE AGREEMENT

                               Dated March 2, 1988

                                     BETWEEN

                            CONSUMERS ENERGY COMPANY

                                       And

                MIDLAND COGENERATION VENTURE LIMITED PARTNERSHIP
                                 (Firm Service)


PART 1 - POINTS OF RECEIPT

     A. The term "Point(s) of Receipt" shall, for all gas delivered to Consumers, mean any of the following existing interconnections between:

               (a) Trunkline Gas Company and Consumers located at the state line near White Pigeon, Michigan in St Joseph County, Michigan
               (b) Michigan Consolidated Gas Company and Consumers located near Northville, Michigan in Wayne County, Michigan
               (c) ANR and Consumers located near Overisel, Michigan in Allegan County, Michigan or near White Pigeon, Michigan in St Joseph County, Michigan
               (d) Panhandle Eastern Pipe Line Company and Consumers near Manchester, Michigan in Washtenaw County, Michigan
               (e) Great Lakes Gas Transmission Company and Consumers near Mt Pleasant, Michigan in Isabella County, Michigan
               (f)  Such other point(s) as the parties might hereafter agree to

     B. The term "Point(s) of Receipt" shall, for all gas redelivered to Consumers from Storage Service, mean the outlet of the following Consumers storage facilities:

               (a)  Overisel Storage Field in Allegan County, Michigan
               (b)  Ray Storage Field in Macomb County, Michigan
               (c)  St Clair Area Storage Fields in St Clair County, Michigan
               (d)  Northville Storage Field in Wayne County, Michigan
               (e)  Marion Area Storage Fields in Clare County, Michigan
               (f)  Such other point(s) as the parties might hereafter agree to





















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PART II - POINTS OF REDELIVERY

     A. The term "Point(s) of Redelivery" shall, for all gas delivered to Consumers for Storage Service, mean the inlet to the following Consumers storage facilities:

               (a)  Overisel Storage Field in Allegan County, Michigan
               (b)  Ray Storage Field in Macomb County, Michigan
               (c)  St Clair Area Storage Fields in St Clair County, Michigan
               (d)  Northville Storage Field in Wayne County, Michigan
               (e)  Marion Area Storage Fields in Clare County, Michigan
               (f)  Such other point(s) as the parties might hereafter agree to

     B.   Point of Redelivery to Midland Cogeneration Venture Limited
          Partnership

     The term "Point of Redelivery" shall mean the interconnection between the facilities of Consumers and MCV immediately downstream from:

               (a) Stewart Road City Gate in Midland County, Michigan (including the downstream interconnection with the Dow Chemical Company)
               (b)  Summerton Road Valve Site in Isabella County, Michigan



















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